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                                                                  Exhibit (j)(i)

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our name and to all references to our Firm included in or made a part of this Post-Effective Amendment No. 34 Form N-1A filing.

/s/ ARTHUR ANDERSEN LLP

Cincinnati, Ohio,
 July 13, 2000